SUMMARY PROSPECTUS

Lord Abbett
Emerging Markets Corporate Debt Fund

MAY 1, 2018

CLASS/TICKER
CLASS A	LCDAX	CLASS I	LCDIX	CLASS R5	LCDTX
CLASS C	LEDCX	CLASS R2	LCDQX	CLASS R6	LCDVX
CLASS F	LCDFX	CLASS R3	LCDRX	CLASS T	LCETX
CLASS F3	LCDOX	CLASS R4	LCDSX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2018, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 48 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	C	F, F3, I, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	F3	I	R2

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	0.91%(4)	0.10%	None	None	0.60%

Other Expenses	0.65%	0.65%	0.65%	0.51%	0.65%	0.65%

Total Annual Fund Operating Expenses	1.55%	2.26%	1.45%	1.21%(5)	1.35%	1.95%

Fee Waiver and/or Expense Reimbursement(6)	(0.50)%	(0.50)%	(0.50)%	(0.50)%	(0.50)%	(0.50)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.05%	1.76%	0.95%	0.71%(5)	0.85%	1.45%(5)

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R3	R4	R5	R6	T

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.50%	0.25%	None	None	0.25%

Other Expenses	0.65%	0.65%	0.65%	0.51%	0.65%

Total Annual Fund Operating Expenses	1.85%	1.60%	1.35%	1.21%	1.60%

Fee Waiver and/or Expense Reimbursement(6)	(0.50)%	(0.50)%	(0.50)%	(0.50)%	(0.50)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.35%(5)	1.10%	0.85%	0.71%	1.10%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(6)

For the period from May 1, 2018 through April 30, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and acquired fund fees and expenses, to an annual rate of 0.71% for each of Class F3 and R6 and to an annual rate of 0.85% for each other class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$330	$656	$1,004	$1,987	$330	$656	$1,004	$1,987

Class C Shares	$279	$658	$1,165	$2,556	$179	$658	$1,165	$2,556

Class F Shares	$97	$409	$745	$1,692	$97	$409	$745	$1,692

Class F3 Shares	$73	$335	$617	$1,422	$73	$335	$617	$1,422

Class I Shares	$87	$378	$692	$1,580	$87	$378	$692	$1,580

Class R2 Shares	$148	$564	$1,006	$2,234	$148	$564	$1,006	$2,234

Class R3 Shares	$137	$533	$954	$2,128	$137	$533	$954	$2,128

Class R4 Shares	$112	$456	$824	$1,858	$112	$456	$824	$1,858

Class R5 Shares	$87	$378	$692	$1,580	$87	$378	$692	$1,580

Class R6 Shares	$73	$335	$617	$1,422	$73	$335	$617	$1,422

Class T Shares	$359	$695	$1,053	$2,062	$359	$695	$1,053	$2,062

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt securities that are tied economically to emerging market countries and derivative instruments that are intended to provide economic exposure to such securities. For purposes of this policy, the Fund considers emerging market countries to include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe.

Although the Fund invests primarily in securities denominated in the U.S. dollar, the Fund may invest in securities denominated in non-U.S. currencies. The Fund may invest in derivatives consisting principally of swaps, options, forwards, and futures, for hedging or non-hedging purposes, or as a substitute for investing directly in emerging market debt securities.

The Fund may invest in all types of emerging market debt securities and derivative instruments, including corporate debt securities, government securities, senior loans, convertible securities, mortgage-backed and other asset-backed securities, inflation-linked investments, sovereign and quasi-sovereign bonds,

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

structured notes, hybrid or “indexed” securities, event-linked bonds, and government-sponsored enterprises, debentures, and derivatives based on the return of debt securities.

The Fund may invest in securities of any credit quality, maturity, or duration. Although Lord Abbett expects to maintain an average duration for the Fund that generally is consistent with those of intermediate- to long-term debt funds, there are no duration restrictions on the Fund’s individual investments or its overall portfolio. The Fund may invest up to 100% of its assets in high-yield debt securities (commonly referred to as “below investment grade” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower at the time of purchase by an independent rating agency, or are unrated but deemed by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality.

Under normal circumstances, the Fund will invest in securities economically tied to at least three emerging market countries. However, from time to time the Fund may invest more than 25% of its assets in securities tied economically to one country, including the U.S., to respond to adverse market, economic, political, or other conditions.

The Fund buys and sells securities using a relative value-oriented investment process and combines bottom-up and top-down analysis to construct its portfolio. In selecting securities, portfolio management may overweight or underweight individual issuers, industries, sectors, countries, or regions relative to the benchmark. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

•

Foreign Currency Risk: Investments in securities denominated in foreign (including emerging market) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. Foreign currency exchange rates may fluctuate significantly over short periods of time. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Leverage Risk: Certain of the Fund’s transactions (including forward foreign currency contracts and other derivatives) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

•

Geographic Focus Risk: Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular country or geographic region, the Fund may be more exposed to risks affecting that particular country or region. As a result, adverse economic, political, and regulatory conditions affecting that country or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Potential for Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” The Fund believes that its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). As of the date of this prospectus, the U.S. Treasury Department has not exercised this regulatory authority; however, there can be no assurance that it will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income.

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class T shares because the Fund has not issued Class T shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’14 +4.76%	Worst Quarter 4th Q ’16 -1.93%

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			12/31/2013

Before Taxes	6.08%	5.89%

After Taxes on Distributions	3.85%	3.50%

After Taxes on Distributions and Sale of Fund Shares	3.51%	3.40%

Class C Shares	6.85%	5.72%	12/31/2013

Class F Shares	8.71%	6.59%	12/31/2013

Class I Shares	8.84%	6.71%	12/31/2013

Class R2 Shares	8.84%	6.71%	12/31/2013

Class R3 Shares	8.84%	6.71%	12/31/2013

Class R4 Shares	8.57%	6.35%	6/30/2015

Class R5 Shares	8.84%	6.62%	6/30/2015

Class R6 Shares	9.01%	6.73%	6/30/2015

Index

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) (reflects no deduction for fees, expenses, or taxes)	7.96%	5.92% 5.97%	12/31/2013 6/30/2015

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

John J. Morton, Portfolio Manager	2016

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2017

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

SUMMARY – EMERGING MARKETS CORPORATE DEBT FUND

Investment Company Act File Number: 811-05476

00201404 EMCD-7SUM (5/18)